Filed Pursuant to Rule 497(a)
Registration No. 333-281004
Rule 497ad

Press Release	Source: ArrowMark Financial Corp.

ArrowMark Financial Corp. (NASDAQ: BANX) Announces Terms of Rights Offering

January 13, 2026

DENVER, Jan. 13, 2026: The board of directors (the “Board”) of ArrowMark Financial Corp. (NASDAQ: BANX) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s shares (the “Common Shareholders”) of common stock, par value $0.001 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, ArrowMark Asset Management, LLC (the “Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Adviser’s belief that the Offer would enable the Fund to take advantage of existing and future investment opportunities that are or may become available, consistent with the Fund’s investment objective to provide Common Shareholders with current income, and, to a lesser extent, capital appreciation. The Adviser anticipates that the proceeds of the Offer will be primarily invested in compelling opportunities in regulatory capital relief securities issued by leading global financial institutions, which the Adviser believes provide attractive, steady income distributions from floating-rate coupons. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

An increase in the Fund’s assets may also lower the Fund’s expense ratio, as fixed operating costs would be spread across a larger asset base. Additionally, the Offer creates potential for increased liquidity and trading volume of the Fund’s Common Shares.

Sanjai Bhonsle, Chairman and Chief Executive Officer, said:

“We estimate regulatory capital relief security issuance reached a record level in 2025, reflecting increased activity from long-term issuers and inaugural issuances from first-time market participants. Looking ahead to 2026, the Fund will seek to take advantage of ongoing secular trends and expects to continue investing in regulatory capital relief securities primarily issued by large money center banks, global systemically important banks, and their affiliates. Furthermore, investors continue to find regulatory capital relief securities attractive due to their income generation, comparatively stable asset valuations, and limited correlation to other asset classes.”

The record date for the Offer is currently expected to be January 22, 2026 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on February 18, 2026, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “BANX RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date and will be equal to 92.5% of the average of the last reported sales price of a Common Share of the Fund on the NASDAQ on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Fund’s net asset value per Common Share at the close of trading on the NASDAQ on the Expiration Date, the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NASDAQ on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Fund has previously declared (1) a regular January monthly distribution to Common Shareholders and (2) a special distribution to Common Shareholders, each payable on January 30, 2026 with a record date of January 21, 2026 and January 22, 2026, respectively, which will not be payable with respect to Common Shares issued pursuant to the Offer. The Fund pays monthly distributions and expects to declare and pay a cash distribution for February 2026. Such distribution will not be payable with respect to Common Shares issued pursuant to the Offer after the record date for such distribution. Distributions will be made if and when declared by the Board and there can be no assurance regarding the amount or timing of distributions in the future.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Fund will pay expenses associated with the Offer which will be borne indirectly by the Fund’s Common Shareholders.

The Fund reserves the right to modify, postpone or cancel the Offer.

***

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus and accompanying prospectus supplement, when available, will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus and accompanying prospectus supplement, when available, please contact the Fund’s information agent:

EQ Fund Solutions

28 Liberty Street, 53rd Floor

New York, NY 10005

(888) 605-1958

About ArrowMark Financial Corp.

ArrowMark Financial Corp. is an SEC registered non-diversified, closed-end fund listed on the NASDAQ Global Select Market under the symbol “BANX.” Its investment objective is to provide shareholders with current income. The Fund pursues its objective by investing primarily in regulatory capital securities of financial institutions. ArrowMark Financial is managed by ArrowMark Asset Management, LLC. To learn more, visit ir.arrowmarkfinancialcorp.com or contact the Fund’s secondary market service agent at 877-855-3434.

IMPORTANT INFORMATION

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Fund and the Adviser believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Fund’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and the Adviser do not assume a duty to update these forward-looking statements.

For information about the Fund, please contact your financial advisor.

Contact:

BANX@destracapital.com

Destra Capital Advisors LLC

(877) 855-3434

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE